Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Steven J. Gomo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Network Appliance, Inc., on Form 10-K for the fiscal year ended April 27, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on
Form 10-K fairly presents in all material respects the financial condition and results of operations of Network Appliance, Inc.

/s/ STEVEN J. GOMO
Steven J. Gomo
Executive Vice President of Finance and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: June 25, 2007